UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE OCTOBER 21, 2007.

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SECURITIES OF A UNITED STATES DOMESTIC ISSUER AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S (RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES) UNDER THE SECURITIES ACT.  THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.  AS USED HEREIN, THE TERMS “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS ASCRIBED TO THEM IN REGULATION S UNDER THE SECURITIES ACT.  HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

● Warrants	Warrant Certificate No. ●
WARRANT CERTIFICATE OF

GEOGLOBAL RESOURCES INC.

(Incorporated under the laws of Delaware)

This is to certify that, for value received, ● (the “Holder”) is the registered holder of ● common share purchase warrants (each a “Warrant”) and shall have the right to purchase from GeoGlobal Resources Inc. (hereinafter called the “Corporation”), one fully paid and non-assessable Common Share (as defined herein) (each a “Warrant Share”) for each Warrant represented hereby, subject to adjustment in certain circumstances, at an exercise price of U.S. $7.50 per Common Share (the “Exercise Price”) at any time prior to 5:00 p.m. (Toronto time)on June 20, 2009 the “Expiry Time”) provided that if (i) the trading price of the Common Shares on the American Stock Exchange (“AMEX”) or on any national securities exchange or automated quotation system on which the Common Shares are listed or traded is U.S. $12.00 or more for 20 consecutive trading days, (ii) the Registration Statement (as defined herein) has been declared effective by the U.S. Securities and Exchange Commission, and (iii) the hold period applicable to the Warrant Shares pursuant to the securities laws of the local jurisdictions in Canada where purchasers of Units (as defined herein) reside has expired (the occurrence of all such circumstances, the “Acceleration Event”), then the Expiry Time shall be 5:00 p.m. (Toronto time) on the date which is the 30th day following the date of issuance by the Corporation (or if such 30th day is not a business day, which, for the purposes of this certificate, is a day on which chartered banks are normally open for business in Toronto, Ontario, excluding Saturday, Sunday or a statutory or civic holiday, then on the first business day after such date) of a news release as herein provided announcing the change to the Expiry Time. No further notice to the Holder shall be required.  The Warrants have been purchased pursuant to the terms of a subscription agreement (the “Subscription Agreement”) between the Corporation and the original Holder hereof relating to the issuance and sale by the Corporation of an aggregate of up to 5,680,000 units (the “Units”), each Unit consisting of one (1) Common Share and one-half of one (1/2) Warrant and the Warrants are issued subject to the representations and warranties therein and the terms, conditions and covenants contained in such Subscription Agreement.

The Warrants shall be subject to the following terms and conditions:

1.
For the purposes of the Warrants, the term “Common Shares” means common stock  with par value of $0.001 in the capital of the Corporation as constituted on the date hereof; provided that in the event of a change, subdivision, redivision, reduction, combination or consolidation thereof or any other adjustment under Section 8 hereof, or successive such changes, subdivisions, redivisions, reductions, combinations, consolidations or other adjustments, then subject to the adjustments, if any, having been made in accordance with the provisions of this Warrant certificate, “Common Shares” shall thereafter mean the shares, other securities or other property resulting from such change, subdivision, redivision, reduction, combination or consolidation or other adjustment.

2.
All Warrant certificates shall be signed by an officer of the Corporation holding office at the time of signing, or any successor or replacement person and notwithstanding any change in any of the persons holding said offices between the time of actual signing and the delivery of the Warrant certificate and notwithstanding that such officer signing may not have held office at the date of the delivery of the Warrant certificate, the Warrant certificate so signed shall be valid and binding upon the Corporation and the Holder shall be entitled to the benefits of this certificate.

Until such time as the same is no longer required under applicable requirements of the Securities Act or applicable state securities laws, the certificates representing the Warrants and all certificates issued in exchange therefor or in substitution thereof shall bear a legend in substantially the form set forth below:

“THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SECURITIES OF A UNITED STATES DOMESTIC ISSUER AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S (RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES) UNDER THE SECURITIES ACT.  THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.  AS USED HEREIN, THE TERMS “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS ASCRIBED TO THEM IN REGULATION S UNDER THE SECURITIES ACT.  HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

Until such time as the same is no longer required under applicable requirements of the Securities Act and applicable state securities laws, certificates representing the Warrant Shares and all certificates issued in exchange therefor or in substitution thereof shall bear a legend in substantially the form set forth below:

"THE SECURITIES REPRESENTED HEREBY ARE SECURITIES OF A UNITED STATES DOMESTIC ISSUER AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S (RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES) UNDER THE SECURITIES ACT OR (D) WITHIN THE UNITED STATES PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.  DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS.  HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

Additionally, until the expiry of the applicable hold period, the certificates representing the Warrants and the Warrant Shares (to the extent such Warrant Shares are issued prior to the expiry of the applicable hold period), and all certificates issued in exchange therefore or in substitution thereof, shall bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE OCTOBER 21, 2007.”

3.
All rights under any of the Warrants in respect of which the right of subscription and purchase therein provided for shall not theretofore have been exercised shall wholly cease and terminate and such Warrants shall be wholly void and of no valid or binding effect after the Expiry Time.

4.
Subject to the additional requirements of Section 13 hereof, the right to purchase Warrant Shares pursuant to the Warrants may only be exercised by the Holder in whole or in part at or before the Expiry Time by:

(a)	duly completing and executing a subscription substantially in the form attached hereto as Exhibit “A” (the “Subscription Form”), in the manner therein indicated; and

(b)
surrendering this Warrant certificate and the duly completed and executed subscription form to the Corporation at 605 – 1st Street, SW, Suite 310, Calgary, AB  T2P 3S9, together with payment of the purchase price for the Warrant Shares subscribed for in the form of cash or a certified or bank cheque payable to the Corporation in an amount equal to the then applicable Exercise Price multiplied by the number of Warrant Shares subscribed for.

5.
Upon such delivery and payment as aforesaid, the Corporation shall cause to be issued to the Holder the number of Common Shares to be issued and the Holder or such person or persons in whose name or names the Holder directs that the Common Shares be registered shall become a shareholder of the Corporation in respect of such Common Shares with effect from the date of such delivery and payment and shall be entitled to delivery of a certificate or certificates evidencing such Common Shares bearing such legends as are provided herein.  The Corporation shall cause such certificate or certificates to be mailed to the Holder at the address or addresses specified in such subscription form within three (3) business days of such delivery and payment as herein provided or, if so instructed by the Holder, held for pick-up by the Holder at the office of the Corporation set out herein.

6.	The holding of a Warrant shall not constitute the Holder a shareholder of the Corporation nor entitle the Holder to any right or interest in respect thereof except as herein expressly provided.

7.
The Corporation covenants and agrees that until the Expiry Time, while any of the Warrants shall be outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the right of purchase herein provided, as such right of purchase may be adjusted pursuant to Sections 8 and 9 hereof.  All Common Shares which shall be issued upon the exercise of the right to purchase herein provided for, upon payment therefor of the amount at which such Common Shares may at the time be purchased pursuant to the provisions hereof, shall be issued as fully paid and non-assessable shares and the holders thereof shall not be liable to the Corporation or its creditors in respect thereof.  The Corporation will take such actions as may be reasonably necessary and as are within its power to ensure that all the Common Shares may be so issued without violation of any applicable laws or the applicable requirements of any exchange upon which the Common Shares may be listed or in respect of which the Common Shares are qualified for unlisted trading privileges.

8.
For the purposes of this Section 8, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor in this Section:

(a)
“Current Market Price” of the Common Shares at any date means the price per share equal to the weighted average price at which the Common Shares have traded on AMEX or if the Common Shares are not then listed on AMEX, such other Canadian or U.S. stock exchange as may be selected by the directors of the Corporation for such purpose or, if the Common Shares are not then listed on any Canadian or U.S. stock exchange, in the over-the-counter market, during the period of any twenty consecutive trading days ending not more than five trading days before such date; provided that the weighted average price will be determined by dividing the aggregate sale price of all Common Shares sold on the said exchange or market, as the case may be, during the said twenty consecutive trading days by the total number of Common Shares so sold; and provided further that if the Common Shares are not then listed on any Canadian or U.S. stock exchange or traded in the over-the counter market, then the Current Market Price will be determined by such firm of independent chartered accountants as may be selected by the board of directors; and

(b)
“trading day” with respect to AMEX, another stock exchange or an over-the-counter market, as the case may be,  means a day on which AMEX or such stock exchange or over-the-counter market is open for business.

(c)
If and whenever at any time after the date hereof and prior to the Expiry Time the Corporation shall (i) subdivide, redivide or change its then outstanding Common Shares into a greater number of Common Shares, (ii) reduce, combine or consolidate its then outstanding Common Shares into a lesser number of Common Shares or (iii) issue Common Shares (or securities exchangeable for or convertible into Common Shares) to the holders of all or substantially all of its then outstanding Common Shares by way of a stock dividend or other distribution (any of such events herein called a “Common Share Reorganization”), then the Exercise Price shall be adjusted effective immediately after the effective date of any such event in (i) or (ii) above or the record date at which the holders of Common Shares are determined for the purpose of any such dividend or distribution in (iii) above, as the case may be, by multiplying the then applicable Exercise Price in effect on such effective date or record date, as the case may be, by a fraction, the numerator of which shall be the number of Common Shares outstanding on such effective date or record date, as the case may be, before giving effect to such Common Share Reorganization and the denominator of which shall be the number of Common Shares outstanding immediately after giving effect to such Common Share Reorganization including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of additional Common Shares that would be outstanding if such securities were exchanged for or converted into Common Shares after giving effect to such Common Share Reorganization.  To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 8(c) as a result of the fixing by the Corporation of a record date for the distribution of securities exchangeable for or convertible into Common Shares, the Exercise Price will be readjusted immediately after the expiry of any relevant exchange or conversion right to the Exercise Price that would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and will be further readjusted in such manner upon the expiry of any further such rights.

(d)
If and whenever at any time after the date hereof and prior to the Expiry Time, the Corporation fixes a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Shares of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the “Rights Period”), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per Common Share (or in the case of securities exchangeable for or convertible into Common Shares at an exchange or conversion price per Common Share at the date of issue of such securities) which is less than 95% of the Current Market Price of the Common Shares on such record date for such issue (any of such events being herein called a “Rights Offering”), the Exercise Price will be adjusted effective immediately after the Rights Period for the Rights Offering to the amount determined by multiplying the applicable Exercise Price in effect at the end of the Rights Period by a fraction:

(i)	the numerator of which will be the sum of:

(A)	the number of Common Shares outstanding on the record date for the Rights Offering; and

(B)	the number determined by dividing:

(1)
either (a) the product of the number of Common Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Common Shares are offered, or, (b) the product of the exchange or conversion price of the securities so offered and the number of Common Shares for or into which the securities offered pursuant to the Rights Offering may be exchanged or converted, as the case may be, by

(2)	the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(ii)
the denominator of which will be the aggregate of the number of Common Shares outstanding on such record date and the number of Common Shares actually issued or subscribed for during the Rights Period upon exercise of the rights, warrants or options pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares for or into which such securities may be exchanged or converted).

(e)
If by the terms of the rights, options, or warrants referred to in Subsection 8(d), there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered, will be calculated for purposes of the adjustment on the basis of the lowest purchase, conversion or exchange price per Common Share, as the case may be.  Any Common Shares owned by or held for the account of the Corporation will be deemed not to be outstanding for the purpose of any such calculation.  To the extent that any adjustment in the Exercise Price occurs pursuant to Subsection 8(d) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants referred to in Subsection 8(d), the Exercise Price will be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price that would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and will be further readjusted in such manner upon the expiry of any further such rights.

(f)
If and whenever at any time after the date hereof and prior to the Expiry Time, the Corporation fixes a record date for the payment, issue or distribution to the holders of all or substantially all of the Common Shares of:

(i)	shares of the Corporation of any class other than Common Shares;

(ii)
rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares (other than rights, options or warrants pursuant to which holders of Common Shares are entitled, during a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Common Shares at a price per share (or in the case of securities exchangeable for or convertible into Common Shares at an exchange or conversion price per share at the date of issue of such securities) of at least 95% of the Current Market Price of the Common Shares on such record date);

(iii)	evidences of indebtedness of the Corporation; or

(iv)	any property or assets (including evidences of the Corporation’s indebtedness) of the Corporation;

and if such issue or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price will be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:

(A)	the numerator of which will be the difference between:

(1)	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, and

(2)
the fair value, as determined in good faith by the directors of the Corporation, to the holders of the Common Shares, of such dividend, cash, securities, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution, and

(B)	the denominator of which will be the product obtained by multiplying the number of Common Shares outstanding on such record date by the Current Market Price of the Common Shares on such record date.

Any Common Shares owned by or held for the account of the Corporation will be deemed not to be outstanding for the purpose of such calculation.  To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 8(f) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares referred to in this Subsection 8(f), the Exercise Price will be readjusted immediately after the expiry of any relevant exercise, exchange or conversion right to the amount that would then be in effect if the fair market value had been determined on the basis of the number of Common Shares issued and remaining issuable immediately after such expiry, and will be further readjusted in such manner upon the expiry of any further such rights.

(g)
If and whenever at any time after the date hereof and prior to the Expiry Time there is a capital reorganization of the Corporation or a reclassification, redesignation or other change in the Common Shares or securities (other than a Common Share Reorganization) or a consolidation, arrangement or merger or amalgamation of the Corporation with or into any other corporation or other entity (other than a consolidation, arrangement, merger or amalgamation which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other securities), or a transfer, sale or conveyance of all or substantially all of the Corporation's undertaking or assets to another corporation or other entity in which the holders of Common Shares are entitled to receive shares, other securities or other property (any of such events being called a “Capital Reorganization”), the Holder, where the Holder has not exercised the right of subscription and purchase under this Warrant certificate prior to the effective date of such Capital Reorganization, shall be entitled to receive and shall accept, upon the exercise of such right, on such date or any time thereafter, for the same aggregate consideration in lieu of the number of Common Shares to which the Holder was theretofore entitled to subscribe for and purchase upon the exercise of the Warrants, the kind and aggregate number of shares and/or other securities or property resulting from the Capital Reorganization which the Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Common Shares to which the Holder was theretofore entitled to subscribe for and purchase.  If necessary, as a result of any Capital Reorganization, appropriate adjustments will be made in the application of the provisions of this Warrant certificate with respect to the rights and interest thereafter of the Holder to the end that the provisions of this Warrant certificate will thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities and/or property thereafter deliverable upon the exercise of the Warrants.

(h)
If and whenever at any time after the date hereof and prior to the Expiry Time, any of the events set out in Subsection 8(c), (d), (e) or (f) shall occur and the occurrence of such event results in an adjustment of the Exercise Price pursuant to the provisions of this Section 8, then the number of Common Shares purchasable pursuant to this Warrant upon exercise thereof shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Common Shares then otherwise purchasable on the exercise thereof by a fraction, the numerator of which shall be the then applicable Exercise Price in effect immediately prior to the adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

(i)
If the Corporation takes any action affecting its Common Shares at any time after the date hereof and prior to the Expiry Time, other than an action or event described in this Section 8, which in the opinion of the board of directors of the Corporation, would have a material adverse effect upon the rights of the Holder of the Warrants hereunder, the Exercise Price and/or the number of Common Shares purchasable under this Warrant certificate, then the Corporation shall execute and deliver to the Holder an amendment hereto providing for an adjustment in the application of such provisions so as to adjust such rights as aforesaid in such manner as the board of directors of the Corporation may determine to be equitable in the circumstances, acting in good faith.  The failure of the taking of action by the board of directors of the Corporation to so provide for any adjustment on or prior to the effective date of any action or occurrence giving rise to such state of facts will be conclusive evidence that the board of directors has determined that it is equitable to make no adjustment in the circumstances.

9.	The following rules and procedures shall be applicable to the adjustments made pursuant to Section 8:

(a)
any Common Shares owned or held by or for the account of the Corporation shall be deemed not be to outstanding except that, for the purposes of Section 8, any Common Shares owned by a pension plan or profit sharing plan for employees of the Corporation or any of its subsidiaries shall not be considered to be owned or held by or for the account of the Corporation;

(b)
no adjustment in the Exercise Price will be required unless a change of at least 1% of the prevailing Exercise Price would result, provided, however, that any adjustment which, except for the provisions of this Section 9(b), would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment;

(c)
the adjustments provided for in Section 8 are cumulative and shall apply to successive subdivisions, consolidations, dividends, distributions and other events resulting in any adjustment under the provisions of such Section;

(d)
no adjustment in the Exercise Price or in the number or kind of securities purchasable on the exercise of the Warrants will be made in respect of any event described in Section 8 hereof if the Holder is entitled to participate in such event on the same terms mutatis mutandis as if the Holder had exercised the Warrants prior to, or on, the record date or effective date, as the case may be, of such event;

(e)
in the absence of a resolution of the board of directors of the Corporation fixing a record date for any dividend or distribution referred to in Section 8(c) above, the Corporation shall be deemed to have fixed as the record date therefor the date on which such dividend or distribution is effected;

(f)
if the Corporation sets a record date to take any action and thereafter and before the taking of such action abandons its plan to take such action, then no adjustment to the Exercise Price will be required by reason of the setting of such record date;

(g)
forthwith after any adjustment to the Exercise Price or the number of Common Shares purchasable pursuant to the Warrants, the Corporation shall provide to the Holder a certificate of an officer of the Corporation certifying as to the amount of such adjustment and, in reasonable detail, describing the event requiring and the manner of computing or determining such adjustment;

(h)
if any question that at any time or from time to time arises with respect to the amount of any adjustment to the Exercise Price or the number of Common Shares purchasable pursuant to (or other adjustment pursuant to) Section 8 shall be conclusively determined by a firm of independent chartered accountants (who may be the Corporation's auditors).  Such chartered accountants shall have access to all necessary records of the Corporation and such determination shall be binding on the Corporation and the Holder, absent manifest error.  In the event that any determination is made, the Corporation shall deliver a certificate to the Holder describing such determination and confirming such consent;

(i)
all adjustments to the Exercise Price or the number of Common Shares purchasable pursuant to this Warrant certificate are subject to the prior approval of AMEX or any other stock exchange upon which the Common Shares may trade from time to time; and

(j)
at least ten days prior to any record date or effective date, as the case may be, for any event that requires or might require an adjustment in any of the rights of the Holder, including the Exercise Price or the number of Common Shares that are obtained under this Warrant certificate, the Corporation will deliver to the Holder, at the Holder’s registered address, a certificate of the Corporation specifying the particulars of such event and, if determinable, the required adjustment and the calculation of such adjustment.  In case any adjustment for which a notice in this Section 9 has been given is not then determinable, the Corporation will promptly after such adjustment is determinable deliver to the Holder, a certificate providing the calculation of such adjustment.  The Corporation hereby covenants and agrees that the register of transfers and share transfer books for the Common Shares will be open, and that the Corporation will not take any action that might deprive the Holder of the opportunity of exercising the rights contained in this Warrant certificate, during such ten day period. At least ten days prior to the effective date or record date, as the case may be, of any event referred to in Section 8, the Corporation shall notify the Holder of the particulars of such event and the estimated amount of any adjustment required as a result thereof.

10.
Notwithstanding anything contained herein to the contrary, the Corporation will not be required to issue fractional Common Shares in satisfaction of its obligations hereunder.  If any fractional interest in a Common Share would be deliverable upon the exercise of a Warrant, the Corporation will, in lieu of delivering the fractional Common Share, satisfy the right to receive such fractional interest by payment to the Holder of an amount in cash equal (computed in the case of a fraction of a cent to the next lower cent) to the value of the right to acquire such fractional interest on the basis of the Current Market Price of the Common Shares on the date of exercise.

11.
On the happening of each and every such event set out in Section 8, the applicable provisions of this Warrant, including the Exercise Price, shall, ipso facto, be deemed to be amended accordingly and the Corporation shall take all necessary action so as to comply with such provisions as so amended.

12.
The Corporation covenants that it will at all times while this Warrant remains outstanding, maintain its corporate existence and carry on and conduct its business in a proper and business-like manner and cause to be kept in proper books of account in accordance with generally accepted accounting practice.  The Corporation represents that it is authorized to create and issue the Warrants.  The Corporation covenants that it will cause the Common Shares from time to time subscribed and paid for pursuant to the exercise of the Warrants in the manner herein provided and the certificates representing such Common Shares to be duly issued and delivered in accordance with the Warrants and the terms hereof.  The Corporation covenants that all Common Shares that shall be issued upon exercise of the right to purchase provided for herein, upon payment of the Exercise Price, shall be issued as fully paid and non-assessable.  The Corporation covenants that it will use its commercially reasonable efforts to maintain the trading of the Common Shares on AMEX while this Warrant remains outstanding.  The Corporation covenants that it will use its commercially reasonable efforts to maintain its status as a reporting issuer or equivalent not in default, and not be in default in any material respect of the applicable requirements of, the applicable securities laws of the provinces of British Columbia, Alberta, Ontario and Quebec and shall continue to have a class of equity securities registered under Section 12(g) under the United States Securities Exchange Act of 1934, as amended, and file periodic and other reports and schedules pursuant thereto so long as this Warrant remains outstanding.  The Corporation covenants that if, in the opinion of outside counsel, any instrument is required to be filed with, or any permission, order or ruling is required to be obtained from any securities administrator, regulatory agency or governmental authority in Canada or the United States or any other step is required under any Canadian federal or provincial law before the Common Shares underlying the Warrants may be issued or delivered, the Corporation will use its commercially reasonable efforts to file such instrument, obtain such permission, order or ruling or take all such other actions, at its expense, as are required.  The Corporation covenants that it will perform all its covenants and carry out all of the acts or things to be done by it as provided in this Warrant certificate.  The Corporation hereby represents and warrants that this Warrant certificate is a valid and enforceable obligation of the Corporation, enforceable in accordance with the provisions of this Warrant certificate. The Corporation covenants that in the event the Acceleration Event occurs, it will publish notice of the new Expiry Time in national newspapers in Canada and the United States of general circulation. The Corporation covenants that it will file with, and thereafter use its best efforts to have declared effective by the United States Securities and Exchange Commission, a registration statement (the “Registration Statement”) under the US Securities Act with respect to the Warrant Shares issuable on the exercise of the Warrants.

13.
The Warrants have not been and, subject to Section 12 hereof, will not be registered under the U.S. Securities Act or any state securities laws.  Each certificate for a Warrant Share issued in accordance with the terms of this Warrant shall have imprinted thereon the applicable legends provided by Section 2 hereof.  Each person exercising a Warrant shall provide to the Corporation at the time of surrendering the Warrant for exercise the following:

(a)
a written certification, meeting the requirements of Rule 903(b)(5) under the US Securities Act, that such person is not a U.S. Person, as defined in Regulation S under the US Securities Act, and that such Warrant is not being exercised on behalf of a U.S. Person; or

(b)
a written opinion of counsel (who may be counsel to the Corporation) to the effect that the Warrant and the Common Shares issuable on exercise have been registered under the US Securities Act or are exempt from registration thereunder.

No Warrant may be exercised from within the United States and the Corporation (or its transfer agent) shall not deliver Common Shares upon exercise other than in an offering deemed by the Corporation, based on certifications and other evidence provided by the Holder, to meet the definition of an "offshore transaction" pursuant to Rule 902(h) under the US Securities Act, unless such issuance of Common Shares has been registered under the US Securities Act or an exemption from such registration is available.   If the Holder purporting to exercise a Warrant is a U.S. Person, the Corporation shall require written evidence from the Holder that the Holder is an "accredited investor," as defined in Regulation D under the US Securities Act, at the time the Warrant is exercised.  In connection with any exercise of a Warrant, the Corporation may require the Warrantholder to deliver to the Corporation such additional certifications or written opinions of counsel as the Corporation may consider necessary to assure that such exercise will not violate the requirements of the US Securities Act or any other provision of law.

14.
The Corporation shall not be required to deliver certificates for Common Shares while the share transfer books of the Corporation are properly closed, having regard to the provisions of Sections 8 and 9 hereof, prior to any meeting of shareholders or for the payment of dividends or for any other purpose and in the event of the surrender of any Warrant in accordance with the provisions hereof and the making of any subscription and payment for the Common Shares called for thereby during any such period delivery of certificates for Common Shares may be postponed for not more than five (5) days after the date of the re-opening of said share transfer books.  Provided, however, that any such postponement of delivery of certificates shall be without prejudice to the right of the Holder so surrendering the same and making payment during such period to receive after the share transfer books shall have been re-opened such certificates for the Common Shares called for, as the same may be adjusted pursuant to Sections 8 and 9 hereof as a result of the completion of the event in respect of which the transfer books were closed.

15.
Subject as hereinafter provided, all or any of the rights conferred upon the Holder by the terms hereof may be enforced by the Holder by appropriate legal proceedings.  No recourse under or upon any obligation, covenant or agreement contained herein shall be had against any shareholder or officer of the Corporation either directly or through the Corporation, it being expressly agreed and declared that the obligations under the Warrants are solely corporate obligations and that no personal liability whatever shall attach to or be incurred by the shareholders or officers of the Corporation or any of them in respect thereof, any and all rights and claims against every such shareholder, officer or director being hereby expressly waived as a condition of and as consideration for the issue of the Warrants.

16.
The Holder may subscribe for and purchase any lesser number of Common Shares than the number of shares expressed in the Warrant certificate.  In the case of any subscription for a lesser number of Common Shares than expressed in any Warrant certificate, the Holder hereof shall be entitled to receive at no cost to the Holder a new Warrant certificate in respect of the balance of Warrants not then exercised.  Such new Warrant certificate shall be mailed to the Holder by the Corporation contemporaneously with the mailing of the certificate or certificates representing the Common Shares issued pursuant to Section 5.

17.
If any Warrant certificate becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion acting reasonably impose, issue and sign a new Warrant certificate of like denomination, tenor and date as the Warrant certificate so stolen, lost, mutilated or destroyed for delivery to the Holder.

18.
The Corporation will maintain a register of holders of Warrants at its principal office: (i) in which will be entered the names and addresses of holders of Warrants and particulars of the Warrants held by them; and (ii) in which all transfers of Warrants and the date and other particulars of each transfer will be entered.  All such transfers will be subject to the provisions of Section 22 hereof.  This register will at all reasonable times be open for inspection by holders of Warrants.  The Corporation may deem and treat the registered holder of any Warrant certificate as the absolute owner of the Warrants represented thereby for all purposes, and the Corporation shall not be affected by any notice or knowledge to the contrary except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.  A Holder shall be entitled to the rights evidenced by such Warrant free from all equities or rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly and the receipt by any such Holder of the Common Shares purchasable pursuant to such Warrant shall be a good discharge to the Corporation for the same and the Corporation shall not be bound to inquire into the title of any such Holder except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

19.	The Corporation shall notify the Holder forthwith of any change of address of the Corporation.

20.
In addition to all other powers conferred on them by the other provisions of this Warrant certificate or by law, the Holders shall have the power from time to time by an extraordinary resolution (as defined herein):

(a)
to assent to or sanction any amendment, modification, abrogation, alteration, compromise or arrangement of the rights of the Holders of Warrants against the Corporation which shall be agreed to by the Corporation; and/or

(b)
to assent to any modification of or change in or omission from the provisions contained herein or in any instrument ancillary or supplemental hereto which shall be agreed to by the Corporation and to authorize the Holders to concur in and execute any ancillary or supplemental instrument embodying the change or omission; and/or

(c)
to restrain any Holder of a Warrant from taking or instituting any suit or proceedings against the Corporation for the enforcement of any of the covenants on the part of the Corporation conferred upon the Holders by the terms of the Warrants or to enforce any right of the Holders; and/or

(d)	to amend, alter or repeal any extraordinary resolution previously passed; and/or

(e)
to direct any Holder who, as such, has brought any suit, action or proceeding, to stay or discontinue or otherwise deal therewith on payment of the costs, charges and expenses reasonably and properly incurred by him in connection therewith; and/or

(f)
to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Corporation where the consent of the holders of the securities of the Corporation is required.

Any such extraordinary resolution as aforesaid shall be binding upon all the Holders of Warrants whether or not assenting in writing to any such extraordinary resolution, and each Holder of any of the Warrants shall be bound to give effect thereto accordingly.  Such extraordinary resolution shall, where applicable, be binding on the Corporation which shall give effect thereto accordingly.

Any one or more of the powers, and any combination of the powers, herein stated to be exercisable by the Holders by extraordinary resolution or otherwise, may be exercised from time to time, and the exercise of any one or more of such powers or any combination of such powers from time to time shall not prevent the Holders from exercising such power or powers or combination of powers thereafter from time to time.

The Corporation shall forthwith upon receipt of an extraordinary resolution provide notice to all Holders of the date and text of such resolution.  The Holders of Warrants assenting to an extraordinary resolution agree to provide the Corporation forthwith with a copy of any extraordinary resolution passed.

The expression “extraordinary resolution” when used herein shall mean a resolution assented to in writing, in one or more counterparts, by the Holders of Warrants calling in the aggregate for not less than 66 2/3% of the aggregate number of shares called for by all of the Warrants which are, at the applicable time, outstanding.

21.
All notices to be sent hereunder shall be deemed to be validly given to the Holders of the Warrants if delivered personally or if sent by registered letter through the post addressed to such holders at their post office addresses appearing in the register of Warrant holders caused to be maintained by the Corporation pursuant to Section 18, and such notice shall be deemed to have been given, if delivered personally when so delivered, and if sent by post on the fifth business day next following the post thereof.

22.

(a)
Subject to the provisions hereof, the Holder may transfer the Warrants evidenced hereby either in whole or in part by completing the Assignment form attached hereto as Exhibit “B”.  The Warrants may only be transferred in accordance with applicable laws.  Any such transfer, accompanied by this Warrant certificate, must be delivered to the Corporation at its principal office set out herein, together with such evidence of identity or title as the Corporation may reasonably require, whereupon the transfer will be registered and duly noted by endorsement hereon signed by the Corporation.  If part only of the Warrants evidenced hereby is transferred, the Corporation will deliver to the Holder and the transferee replacement Warrant certificates substantially in the form of this certificate.

(b)
Each Holder has agreed as a condition to its purchase of Units from the Corporation and each transferee of Warrants or Warrant Shares issued on exercise of Warrants shall agree, as a condition to such transfer, that it will not offer, sell, pledge or otherwise transfer the Common Shares and Warrants comprising the Units or the Warrant Shares except: (A) to the Corporation, (B) pursuant to an effective registration statement under the Securities Act or (C) outside the United States in accordance with Regulation S (Rule 901 through Rule 905, and preliminary notes) under the Securities Act, and that, absent compliance with the foregoing, the Corporation shall refuse transfer of the securities.  The Holder and any transferee understand and agree that the certificates representing the Common Shares and Warrants comprising the Units and the Warrant Shares will bear a legend to the foregoing effect and that prior to any transfer pursuant to the foregoing, the Corporation may require that the seller furnish the Corporation and the Corporation’s transfer agent with an opinion of counsel of recognized standing, in substance and form satisfactory to the Corporation, that such transfer is exempt from registration under the U.S. Securities Act and any applicable state securities laws and any transferee understands and acknowledges that the certificates for the Common Shares and Warrants comprising the Units and the Warrant Shares and any certificates issued in replacement thereof or exchange therefor, shall have endorsed thereon the legend set forth in Section 2 hereof reflecting such restrictions on transfer.

No Warrant may be issued on transfer of a Warrant unless the transferee shall provide to the Corporation as a condition to such transfer a certification in a form acceptable to the Corporation certifying that the transferee is not a U.S. Person as defined in Rule 902(k) under the US Securities Act or, if such transferee is a U.S. Person, that such transfer does not violate the registration requirements of the US Securities Act.

Such Warrants shall not be transferred by the Corporation and the Holder hereof agrees that the Corporation shall refuse to transfer such Warrants except upon compliance with the restrictions on transfer set forth in this Warrant.

Transfers of the Warrants evidenced hereby may be subject to restrictions under applicable securities law.  Holders of Warrants should consult their own professional advisors in order to assess the legal aspects of a transfer of the Warrants evidenced hereby.

23.	This Warrant shall be governed by the laws of the State of Delaware.

24.	Time shall be of the essence of this Warrant certificate.

25.	This Warrant certificate will enure to the benefit of and will be binding upon the Holder and the Corporation and their respective successors and permitted assigns.

(The remainder of this page was left blank intentionally.)

IN WITNESS WHEREOF the Corporation has caused this Warrant certificate to be signed by its duly authorized officer.

DATED as of the 20th day of June, 2007.

GEOGLOBAL RESOURCES INC.
Per:
Name: Allan J. Kent
Title: Executive Vice President and CFO

EXHIBIT “A”

SUBSCRIPTION FORM

TO BE COMPLETED IF WARRANTS ARE TO BE EXERCISED:

The undersigned hereby irrevocably subscribes for   common shares of GeoGlobal Resources Inc. according to the terms and conditions set forth in the annexed warrant certificate (or such number of other securities or property to which such warrant entitles the undersigned to acquire under the terms and conditions set forth in the annexed warrant certificate). The subscriber acknowledges and agrees that the common shares issuable upon exercise of the common share purchase warrants may be subject to resale restrictions.

The undersigned hereby acknowledges that the following legend will be placed on the certificates representing the Common Shares being acquired if the Warrants are exercised prior to October 21, 2007:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE OCTOBER 21, 2007.

And the following legend will be placed on the certificates representing the Common Shares being acquired until such time as the same is no longer required under applicable requirements of the Securities Act and applicable state securities laws

THE SECURITIES REPRESENTED HEREBY ARE SECURITIES OF A UNITED STATES DOMESTIC ISSUER AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S (RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES) UNDER THE SECURITIES ACT OR (D) WITHIN THE UNITED STATES PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.  DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS.  HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

Direction as to Registration:
Name and Address:

Direction as to Delivery:
Name and Address:

Attention:

Exercise Price Tendered
(U.S. $7.50 per share)$

If any Warrants represented by this certificate are not being exercised, a new Warrant certificate representing the number of Warrants which are not exercised hereby will be issued and delivered with the Common Share certificate(s).

Dated at  , this   day of  , 200 .

Witness:	)	_____________________________________
)	Holder's Name
)
)	_____________________________________
)      Authorized Signature
)
)	_____________________________________
)      Title (if applicable)

Signature medallion guaranteed:

EXHIBIT “B”

ASSIGNMENT FORM

TO BE COMPLETED IF WARRANTS ARE TO BE ASSIGNED:

TO:                      GeoGlobal Resources Inc.
605 – 1st Street, SW – Suite 310
Calgary, AB  T2P 3S9

________________________________________ Warrants evidenced by this Warrant certificate are hereby transferred to _______________________ residing at   for good and valuable consideration.  You are hereby irrevocably appointed as the attorney of the undersigned to transfer the said securities on the books maintained by the Corporation with full power of substitution.

Dated at _____________________, this ____ day of ___________, 200___.

Witness:	)
)	Holder's Name
)
)
______________________________                                                                                     )           Authorized Signature
)
)
)      Title (if applicable)

Signature medallion guaranteed:

PrivatePlacement/2007/WarrantCertif/WarrantCertificate FINAL Version 6-20-07